UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-05407

                                 Trust for Credit Unions

(Exact name of registrant as specified in charter)

4400 Computer Drive

                             Westborough, MA 01581

(Address of principal executive offices) (Zip code)

Copies to:
Jay Johnson	Mary Jo Reilly, Esq.
Callahan Financial Services, Inc.	Drinker Biddle & Reath LLP
1001 Connecticut Avenue NW, Suite 1001	One Logan Square, Suite 2000
Washington, DC 20036	Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 342-5828

Date of fiscal year end:    August 31

Date of reporting period:     August 31, 2011

Explanatory Note:

Registrant is filing this amendment to its Form N-CSR for the fiscal year ended August 31, 2011, originally filed with the Securities and Exchange Commission on November 4, 2011 (Accession Number 0000950123-11-095170). The sole purpose of this amendment is to correct the line graphs included in the sections entitled “Performance Comparison” for each of the TCU Money Market Portfolio, TCU Ultra-Short Duration Government Portfolio and TCU Short Duration Portfolio on pages 14, 15 and 16 of Registrant’s Annual Report to Shareholders for the fiscal year ended August 31, 2011 filed with the original Form N-CSR filing. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1. Reports to Stockholders.

The Annual Report to Unitholders is attached herewith.

TRUST FOR CREDIT UNIONS

(the “Trust”)

Supplement to the Trust’s Annual Report to Shareholders

for the fiscal year ended August 31, 2011

(the “2011 Annual Report”)

The line graphs in the sections entitled “Performance Comparison” for each of the TCU Money Market Portfolio, TCU Ultra-Short Duration Government Portfolio and TCU Short Duration Portfolio on pages 14, 15 and 16, respectively, of the 2011 Annual Report have been revised to read as set forth on the attached revised pages 14, 15 and 16.

This Supplement is dated December 19, 2012

PERFORMANCE COMPARISON

TCU MONEY MARKET PORTFOLIO (Unaudited)

The following data for the Money Market Portfolio is supplied for the period ended August 31, 2011. The Portfolio is compared to its benchmark assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Money Market (“MMP”)	$10,000	iMoney Net First Tier Institutional Only (“iMoney Net”)

Money Market Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
0.05%	1.87%	2.06%	4.16%

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2001.

(b)	The Money Market Portfolio commenced operations on May 17, 1988.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. Investments in the TCU Money Market Portfolio are not insured or guaranteed by the National Credit Union Administration, the Federal Deposit Insurance Corporation, or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

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PERFORMANCE COMPARISON

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2011. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Ultra-Short Duration Government (“USDGP”)	$10,000	Barclays Capital Mutual Fund Short (1-2 year) Government Index (“Barclays 1-2 Gov’t Index”); 1-Year U.S. Treasury Note Index (“1-year T-Note”); 6-Month U.S. Treasury Bill Index (“6-month T-Bill”).

Ultra-Short Duration Government Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
0.64%	3.01%	3.05%	3.52%

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2001.

(b)	The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.

The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s units. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

15

PERFORMANCE COMPARISON

TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2011. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Short Duration (“SDP”)	$10,000	Barclays Capital Mutual Fund Short (1-3 year) Government Index (“Barclays 1-3 Gov’t Index”); 2-Year U.S. Treasury Note Index (“2-year T-Note”).

Short Duration Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
1.49%	3.70%	3.67%	4.31%

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2001.

(b)	The Short Duration Portfolio commenced operations on October 9, 1992.

The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s units. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

16

Money Market Portfolio

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

Annual Report

August 31, 2011

The reports concerning the Trust for Credit Unions (“TCU” or the “Trust”) Portfolios included in this unitholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling I-800-SEC-0330.

An investment in a TCU Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration, or any other government agency.

An investment in the TCU Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ units. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.

Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the unitholders of the Trust. Its use in connection with any offering of units of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust’s current Prospectus.

Dear Credit Union Shareholders,

As credit unions look ahead to 2012, member relationships are expanding through both loan and savings products. Loan origination volume of $122.0 billion through the first six months of the year is up 9% versus the same period a year ago, led by a 12% increase in consumer lending. Despite a greater volume of loans, loans outstanding are down slightly over the past year as credit unions continue to actively sell mortgage loan originations to the secondary market.

Core savings accounts are pushing share balances higher at credit unions. Share balances are up more than $34 billion over the past year as core deposits, including savings and checking balances, rise at a double-digit pace. The share growth is driving liquidity higher, with credit unions reporting $345 billion in investable funds as of June 2011. Investment balances are rising as the Federal Reserve announces its intent to maintain the federal funds rate in a range of 0 to 0.25 percent through mid-2013 while launching “Operation Twist” to lower long-term rates. As a result, management of the credit union investment portfolio is both increasingly challenging and important.

The continued low interest rate environment has led to lower yields on the TCU Money Market Portfolio. The one-year simple average yield for the 12-month period ended August 31, 2011 was 0.05%.

At a time when many investments are being called, the targeted durations of the Ultra-Short Duration Government and Short Duration Portfolios may be beneficial to credit unions as they structure their portfolios. The cumulative total return was 0.64% for the Ultra-Short Duration Government Portfolio and 1.49% for the Short Duration Portfolio for the 12-month period ended August 31, 2011.

The Trust for Credit Unions (“TCU”) family of mutual funds is designed so that investors can match a duration profile that meets their balance sheet objectives. The three TCU Portfolios complement each other with different objectives and duration targets, while each provides daily pricing and same-day or next-day liquidity.

TCU’s 20-year track record of delivering investment solutions solely for credit unions has enabled us to earn the ‘trust’ of credit unions across the country. The leading credit union partners in Callahan Credit Union Financial Services LLLP provide insight into the industry’s needs as Administrator of the Portfolios, while a Board of Trustees comprised of individuals from both within and outside the credit union system provides independent governance and oversight. We continue to look to provide additional value to the credit union system. Let us know if there are other ways in which we can help complement your credit union’s investment strategy.

Please visit our website, www.TrustCU.com, for the most current information on the Portfolios. We appreciate your investment in Trust for Credit Unions.

Sincerely,

Charles W. Filson

President

Callahan Financial Services, Inc.

and Trust for Credit Unions

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU MONEY MARKET PORTFOLIO

Investment Objective

The objective of the TCU Money Market Portfolio (“MMP” or the “Portfolio”) is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the 12-month period ended August 31, 2011, the MMP had a one-year simple average yield of 0.05%. This compared to the 0.06% simple average yield for the iMoneyNet First Tier -Institutional Only Average for the same period.

As of August 31, 2011, the Portfolio had standardized 7-day current and effective yields, with fee waivers, of 0.01%. As of that date, the Portfolio’s standardized 7-day current and effective yields, without fee waivers, would have been -0.31% and -0.30%, respectively. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of all dividends.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above. Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Portfolio. Unless otherwise noted, performance reflects fee waivers in effect. In their absence, performance would be reduced.

Q. How did you manage the Portfolio during the Reporting Period?

Because the targeted federal funds rate was near zero, money market yields were anchored near the same level, with little difference between different maturities. As a result, we focused on preservation of capital and daily liquidity.

At the start of the Reporting Period, we managed the Portfolio’s weighted average maturity (“WAM”) between 50 days and 60 days. Yet, because of the increased risk of another round of quantitative easing, or asset purchases by the Federal Reserve Board (the “Fed”), we began to shorten the Portfolio’s WAM. Toward the end of the Reporting Period, we managed the Portfolio’s WAM shorter, as we began allowing maturities to roll down the curve. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

We implemented a barbelled strategy in managing the Portfolio’s duration at the beginning of the Reporting Period, wherein we purchased longer-dated government agency securities while, at the same time, maintaining a healthy portion of the Portfolio’s holdings in maturities of less than a week. This was advantageous, as longer-term interest rates declined and short-term rates remained low. Following the Fed’s announcement in November 2010 of a second round of quantitative easing, we phased into more of a laddered strategy, where we allowed maturities to roll down the curve.

Toward the end of the Reporting Period, we shortened the Portfolio’s WAM, as the money market yield curve remained extremely flat and offered little value in extending further out the curve. In our opinion, the reward of another basis point of yield frequently did not warrant the risk of purchasing longer-dated maturities. We focused a healthy portion of the Portfolio in repurchase agreements, where yields were in the single-digit to low-teen range.

Our focus during the Reporting Period was on remaining liquid and short in duration so as to be more nimble to take advantage should yields begin to increase and risk premiums be priced in accordingly. Thus, we felt comfortable that the Portfolio was appropriately positioned given the interest rate environment during the Reporting Period.

Q. How was the Portfolio invested?

The Portfolio had investments in Treasury securities, government agency securities, repurchase agreements, government guaranteed paper and certificates of deposits during the Reporting Period. A healthy portion of the Portfolio was invested in overnight repurchase agreements and bills maturing within one week, giving daily liquidity to the Portfolio.

Q. Did you make any changes to the Portfolio during the Reporting Period?

As mentioned earlier, we made adjustments to the Portfolio’s WAM based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

Q. What is the Portfolio’s tactical view and strategy for the months ahead?

In the U.S., volatility has been lower because the Fed has committed to holding the targeted federal funds rate at low levels for an extended period, and has now made that commitment more explicit by stating its expectation that rates will need to remain at current levels until 2013. While the Fed’s commitment is somewhat conditional, we find it hard to envisage a point where the policy rate needs to be raised over the next year or more. That said, at current rate levels, we think the risk is skewed significantly toward higher rates. Further U.S. rating downgrades or events such as those linked to debt ceiling issues could put some additional downward pressure on rates, but we think the downside potential in rates is much less than the upside potential. Even if we assume that the Fed tries to keep interest rates on hold, the market could reach an inflection point where concerns about U.S. credit quality begin to outweigh demand for U.S. Treasuries as a safe-haven and rates begin to rise. We don’t expect that to happen, but we do see it as a risk scenario that has to be considered. Looking out over the longer-term, the timing of any rise in rates is uncertain, but our view is that it’s not a matter of whether U.S. rates will move sharply higher, but when it will happen.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU MONEY MARKET PORTFOLIO

We’ve seen ebbs and flows in economic growth since the financial crisis in 2008, but we have yet to see any sustainable run of growth that would set us up for what we could call a typical recovery. In a typical recovery, the economy is going to grow above trend for a period of time and start to reduce the output gap. In this recovery, every time the economy has started to turn higher, we’ve hit setbacks. In 2010, the first round of the European sovereign crisis contributed to a slowdown that was not technically a double dip, but certainly looked like one in terms of the shape. Growth picked up pace again with the Fed’s second round of quantitative easing, but has slowed once again and markets have been extremely volatile. Events have also contributed to investor concerns about growth. These include the recent debt ceiling debate and rating downgrade in the U.S., and the spread of volatility in European sovereign debt to countries like Italy and France. Considering this backdrop, we do not think it is clear yet what would be the impetus for a reacceleration in growth, and so we think the risk of recession in the U.S. may have increased significantly. In our view, modest economic growth is now probably the best-case scenario.

Our philosophy is to aim to deliver liquidity and stability. Because we see the potential for significant volatility, even if the timing is unclear, we have reduced risk more significantly than we would have otherwise. We expect to remain conservatively positioned in the U.S., and our focus is on managing liquidity. Although money market flows have stabilized after some recent volatility, we always need to be able to deliver liquidity to our investors. Being further out the curve or higher in the risk spectrum will put pressure on our ability to deliver liquidity, and we do not think there is value in sacrificing liquidity in exchange for modest risk premiums on credit or duration.

Benchmark Definition

iMoneyNet First Tier Institutional Average

iMoneyNet First Tier Institutional Average is a widely recognized composite of institutional money market funds that invest in securities rated in the highest category by at least two recognized rating agencies. The number of funds in the Average varies.

PORTFOLIO COMPOSITION

TCU MONEY MARKET PORTFOLIO (Unaudited)

August 31, 2011*

August 31, 2010*

*	These percentages reflect portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Investment Objective

The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the net asset value (“NAV”) of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by Merrill Lynch.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the 12-month period that ended August 31, 2011, the cumulative total return of USDGP was 0.64% versus a 0.48% cumulative total return of the Portfolio’s blended benchmark, the 9-Month U.S. Treasury Index (weighted average return of the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index (50%) and the BofA Merrill Lynch One-Year U.S. Treasury Note Index (50%). The cumulative total returns for the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index were 0.34% and 0.62%, respectively. The Portfolio’s NAV began the period at $9.61 and ended the period at $9.62.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance was driven primarily by duration and term structure positioning, as well as individual security selection strategies, particularly within the collateralized sector. One key detractor from performance was the Portfolio’s selection of U.S. government bonds.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The Portfolio’s sector positioning relative to the benchmark positively contributed to performance. Our overweight exposure in the agency mortgage sector contributed to returns, particularly during the last quarter of 2010 and the first quarter of 2011. Security selection strategies within the agency mortgage space, specifically the selection of adjustable-rate mortgages and collateralized mortgage obligations, also significantly added to performance. The agency mortgage-backed sector performed well late in 2010 and early 2011, as it was buoyed by strong investor demand for yield, rising U.S. interest rates and benign prepayment data, offsetting underperformance later in the period on increased risk aversion. Within the agency-mortgage backed space, Ginnie Mae (“GNMA”) mortgages outperformed over the period, due in part to persistent uncertainty about the longer-term outlook for Fannie Mae and Freddie Mac. The Portfolio’s overweight to agency bonds was a slight detractor from performance over the period, particularly late in the period as they underperformed Treasuries due to increased risk aversion.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Portfolio’s duration and term structure positioning made a strong positive contribution to performance over the period. Specifically, the Portfolio’s overweight positioning in the short to intermediate portions of the curve (particularly the 2, 3, 5, 7 and 10-year segments) added value over the Reporting Period, as yields fell precipitously during the second quarter of 2011 and into the third quarter. Interest rates began declining broadly at the beginning of the second quarter of 2011, as the U.S. economic recovery began to stall due, in part, to supply pressures in the wake of the Japanese earthquake and tsunami, as well as a reappearance of worries over European sovereign debt. This decline in yields was exacerbated by the U.S. Congressional debate over the debt ceiling and Standard & Poor’s subsequent downgrade of the U.S. credit rating during the summer, both of which drove risk aversion higher and increased the appeal of safe haven assets, pressuring U.S. yields lower.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

Over the period, largest changes in the Portfolio’s allocation were a decrease in agency non-government guaranteed holdings.

Q. How was the Portfolio positioned at the end of August 2011?

At the end of the fiscal year, the Portfolio’s largest allocations were in domestic sovereign securities, agency non-government guaranteed securities, agency adjustable-rate mortgage securities, agency collateralized mortgage obligations and cash.

Benchmark Definitions

9-Month U.S. Treasury Index

The 9-Month Treasury Index is an equal weight (50%) blend of the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index and the BofA Merrill Lynch One-Year U.S. Treasury Note Index.

Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index

The BofA Merrill Lynch Six-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

The BofA Merrill Lynch One-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

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PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2011*

August 31, 2010*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2011*

August 31, 2010*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU SHORT DURATION PORTFOLIO

Investment Objective

The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the BofA Merrill Lynch Two-Year U.S. Treasury Note Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Portfolio Management Team discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

The Portfolio’s cumulative total return for the 12-month period ended August 31, 2011, was 1.49%, versus a 1.49% cumulative total return for the Two-Year U.S. Treasury Note Index. The Portfolio’s net asset value per unit increased during the review period, closing at $9.79, versus $9.76 on August 31, 2010.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance was driven by duration and term structure positioning, which had a negative effect, as well as individual security selection strategies and sector positioning relative to the benchmark, each of which had a positive impact.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

The Portfolio’s sector positioning relative to the benchmark positively contributed to performance. Our overweight exposure in the agency mortgage sector contributed to returns, particularly during the last quarter of 2010 and the first quarter of 2011, as did our exposure to non-agency mortgages. Security selection strategies, specifically the selection of agency and non-agency adjustable-rate mortgages and agency collateralized mortgage obligations, also significantly added to performance. The agency and non-agency mortgage-backed sectors performed well late in 2010 and early 2011, with agency mortgages buoyed by strong investor demand for yield, rising U.S. interest rates and benign prepayment data, and non-agency mortgages supported by robust demand and negative net supply in the sector. This offset underperformance later in the period on increased risk aversion. Within the agency-mortgage backed space, Ginnie Mae (“GNMA”) mortgages outperformed over the period due, in part, to persistent uncertainty about the longer-term outlook for Fannie Mae and Freddie Mac. In addition, the Portfolio’s selection of government/agency securities added to performance, specifically in U.S. government bonds. A position in U.S. Treasuries late in 2010 was a detractor from performance.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Portfolio’s duration and term structure positioning negatively contributed to returns over the Reporting Period. Specifically, our underweight positioning in the short portion of the curve (particularly the 2-year segment) detracted from performance as yields fell precipitously during the second quarter of 2011 and into the third quarter of 2011. Interest rates began declining broadly at the beginning of the second quarter of 2011, as the U.S. economic recovery began to stall due, in part, to supply pressures in the wake of the Japanese earthquake and tsunami, as well as a reappearance of worries over European sovereign debt. This decline in yields was exacerbated by the U.S. Congressional debate over the debt ceiling and Standard & Poor’s subsequent downgrade of the U.S. credit rating during the summer, both of which drove risk aversion higher and increased the appeal of safe haven assets, pressuring U.S. yields lower.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

There were no significant changes in the Portfolio’s weightings during the period.

Q. How was the Portfolio positioned relative to its benchmark index at the end of August 2011?

At the end of the fiscal year, the Portfolio’s largest allocations were in domestic sovereign securities, agency adjustable-rate mortgage securities, agency non-government guaranteed securities, as well as pass-through securities.

Benchmark Definition

Two-Year U.S. Treasury Note Index

The BofA Merrill Lynch Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2011*

August 31, 2010*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2011*

August 31, 2010*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

PERFORMANCE COMPARISON

TCU MONEY MARKET PORTFOLIO (Unaudited)

The following data for the Money Market Portfolio is supplied for the period ended August 31, 2011. The Portfolio is compared to its benchmark assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Money Market (“MMP”)	$ 10,000	iMoney Net First Tier Institutional Only (“iMoney Net”)

Money Market Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
0.05%	1.87%	2.06%	4.16%

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2001.

(b)	The Money Market Portfolio commenced operations on May 17, 1988.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. Investments in the TCU Money Market Portfolio are not insured or guaranteed by the National Credit Union Administration, the Federal Deposit Insurance Corporation, or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2011. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Ultra-Short Duration Government (“USDGP”)	$ 10,000	Barclays Capital Mutual Fund Short (1-2 year) Government Index (“Barclays 1-2 Gov’t Index”); 1-Year U.S. Treasury Note Index (“1-year T-Note”); 6-Month U.S. Treasury Bill Index (“6-month T-Bill”).

Ultra-Short Duration Government Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
0.64%	3.01%	3.05%	3.52%

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2001.

(b)	The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.

The Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s units. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2011. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Short Duration (“SDP”)	$ 10,000	Barclays Capital Mutual Fund Short (1-3 year) Government Index (“Barclays 1-3 Gov’t Index”); 2-Year U.S. Treasury Note Index (“2-year T-Note”).

Short Duration Portfolio’s 10 Year Performance

Average Annual Total Return
One Year	Five Year	Ten Year	Since Inception(b)
1.49%	3.70%	3.67%	4.31%

(a)	For comparative purposes, the initial investment is assumed to have been made on September 1, 2001.

(b)	The Short Duration Portfolio commenced operations on October 9, 1992.

The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s units. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

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Money Market Portfolio

Portfolio of Investments – August 31, 2011

Par Value		Value

U.S. GOVERNMENT AGENCY SECURITIES - 41.99%
	Federal Farm Credit Bank - 7.61%
$3,000,000	0.150%, 11/17/11 (a)	$2,999,809
3,000,000	0.254%, 11/28/11 (a)	2,999,975
3,000,000	0.132%, 12/14/11 (a)	2,999,703
3,000,000	0.157%, 01/12/12 (a)	2,999,781
1,300,000	0.203%, 01/13/12 (a)	1,299,867
500,000	0.272%, 12/14/12 (a)	500,000

		13,799,135

	Federal Home Loan Bank - 18.14%
3,450,000	0.700%, 09/02/11	3,450,033
2,400,000	0.189%, 09/26/11 (a)	2,400,086
9,900,000	0.100%, 09/28/11 (b)	9,899,257
2,000,000	0.300%, 09/29/11	1,999,994
400,000	0.300%, 09/30/11	399,999
2,000,000	0.260%, 11/22/11	1,999,803
100,000	0.160%, 01/13/12 (a)	100,011
300,000	0.180%, 01/24/12 (a)	300,060
1,250,000	0.180%, 02/08/12	1,249,978
450,000	0.120%, 02/24/12	449,863
3,630,000	0.120%, 02/27/12	3,628,508
3,000,000	0.150%, 03/23/12	2,999,455
2,000,000	0.400%, 08/16/12	2,000,000
2,000,000	0.400%, 08/17/12	2,000,000

		32,877,047

	Federal Home Loan Mortgage Corporation - 4.98%
2,000,000	0.080%, 01/25/12 (a)	1,999,677
2,000,000	2.125%, 03/23/12	2,021,697
5,000,000	0.173%, 03/21/13 (a)	4,997,657

		9,019,031

	Federal National Mortgage Association - 11.26%
10,900,000	0.102%, 10/12/11 (b)	10,898,759
6,000,000	0.207%, 12/20/12 (a)	6,000,165
3,500,000	0.202%, 05/17/13 (a)	3,498,154

		20,397,078

	Total U.S. Government Agency Securities	76,092,291

	(Cost $76,092,291)

U.S. GOVERNMENT-BACKED OBLIGATIONS (c) - 4.70%
100,000	Citigroup Funding 2.000%, 03/30/12	101,050
1,000,000	Citigroup, Inc. 2.125%, 04/30/12	1,012,699
100,000	General Electric Capital Corp. 2.250%, 03/12/12	101,086
5,000,000	JPMorgan Chase Bank N.A. (a) 0.253%, 08/20/12	5,000,000
100,000	Morgan Stanley 2.250%, 03/13/12	101,097
100,000	US Bancorp 2.250%, 03/13/12	101,097
2,100,000	Wells Fargo & Co. 1.102%, 12/09/11 (a)	2,105,238

	Total U.S. Government-Backed Obligations	8,522,267

	(Cost $8,522,267)

Par Value		Value

REPURCHASE AGREEMENTS - 49.67%
$45,000,000	Deutsche Bank, 0.070%, Dated 08/31/11, matures 09/01/11, repurchase price $45,000,088 (collateralized by a U.S. Treasury Note with an interest rate of 0.05% due 08/15/14, total market value $45,900,069)	$45,000,000
45,000,000	UBS, 0.080%, Dated 08/31/11, matures 09/01/11, repurchase price $45,000,100 (collateralized by U.S. Government Obligations with interest rates of 3.50% to 6.50% due 11/15/25 to 08/15/41, total market value $45,900,000)	45,000,000

	Total Repurchase Agreements	90,000,000

	(Cost $90,000,000)
	Total Investments - 96.36%	174,614,558

	(Cost $174,614,558) (d)
	Net Other Assets and Liabilities - 3.64%	6,588,905

	Net Assets - 100.00%	$181,203,463

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2011. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	Discount Note. Rate shown is yield at time of purchase.

(c)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and backed by the full faith and credit of the United States government. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $8,522,267, which represents approximately 4.7% of net assets as of August 31, 2011.

(d)	At August 31, 2011, cost is identical for book and federal income tax purposes.

See accompanying notes to financial statements.

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Ultra-Short Duration Government Portfolio

Portfolio of Investments – August 31, 2011

Par Value		Value

ASSET-BACKED SECURITIES - 0.28%
	Federal National Mortgage Association - 0.28%
$174,775	Series 2001-W4, Class AV1 0.498%, 02/25/32 (a)	$167,179
317,271	Series 2002-W2, Class AV1 0.478%, 06/25/32 (a)	314,886
1,198,265	Series 2002-T7, Class A1 0.438%, 07/25/32 (a)	1,105,176

	Total Asset-Backed Securities	1,587,241

	(Cost $1,690,475)

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.98%
	Federal Home Loan Mortgage Corporation REMIC - 0.12%
25,089	Series 1009, Class D 0.850%, 10/15/20 (a)	25,092
75,809	Series 1066, Class P 1.150%, 04/15/21 (a)	76,762
112,114	Series 1222, Class P 2.220%, 03/15/22 (a) (b)	115,658
263,823	Series 1250, Class J 7.000%, 05/15/22 (b)	300,432
133,915	Series 1448, Class F 1.650%, 12/15/22 (a) (d)	137,321

		655,265

	Federal National Mortgage Association REMIC - 1.34%
611,454	Series 1993-225, Class WC 6.500%, 12/25/13 (b)	638,936
2,500,000	Series 2009-M2, Class A2 3.334%, 01/25/19 (d)	2,687,151
500,986	Series 1990-145, Class A 1.198%, 12/25/20 (a)	503,413
708,702	Series 1991-67, Class J 7.500%, 08/25/21 (b)	813,442
592,264	Series 1992-137, Class F 1.250%, 08/25/22 (a)	601,478
648,488	Series 1993-27, Class F 1.400%, 02/25/23 (a) (c)	660,440
309,127	Series 1998-21, Class F 0.520%, 03/25/28 (a)	306,846
547,316	Series 2000-16, Class ZG 8.500%, 06/25/30 (d)	634,166
618,605	Series 2000-32, Class Z 7.500%, 10/18/30	734,104

		7,579,976

	National Credit Union Administration - 2.52%
1,534,232	Series 2010-R2, Class 1A 0.571%, 11/06/17 (a)	1,534,712
929,492	Series 2011-R1, Class 1A 0.651%, 01/08/20 (a)	928,984
3,083,815	Series 2011-R2, Class 1A 0.601%, 02/06/20 (a)	3,079,719
1,777,283	Series 2011-R4, Class 1A 0.581%, 03/06/20 (a)	1,775,756
1,562,442	Series 2011-R3, Class 1A 0.606%, 03/11/20 (a)	1,561,587
1,790,029	Series 2011-R5, Class 1A 0.581%, 04/06/20 (a)	1,788,980
1,790,660	Series 2011-R6, Class 1A 0.581%, 05/07/20 (a)	1,790,171

Par Value		Value

	National Credit Union Administration - (continued)
$781,824	Series 2010-R1, Class 1A 0.651%, 10/07/20 (a)	$781,824
274,961	Series 2010-R1, Class 2A 1.840%, 10/07/20 (d)	277,883
666,873	Series 2010-A1, Class A 0.556%, 12/07/20 (a) (c)	667,254

		14,186,870

	Total Collateralized Mortgage Obligations	22,422,111

	(Cost $22,133,576)

MORTGAGE-BACKED OBLIGATIONS - 12.14%
	Federal Home Loan Mortgage Corporation - 3.93%
198,912	1.882%, 02/01/18 (a)	200,223
339,508	4.019%, 11/01/18 (a)	348,306
1,438,957	6.876%, 11/01/19 (a)	1,536,311
84,183	1.637%, 11/01/22 (a)	85,356
185,453	1.833%, 11/01/22 (a)	188,681
117,676	2.364%, 10/01/24 (a)	122,252
204,857	4.269%, 10/01/25 (a)	211,770
652,797	5.347%, 08/01/28 (a)	696,861
82,935	1.888%, 07/01/29 (a)	84,902
419,165	2.762%, 05/01/31 (a)	440,501
12,865,014	2.500%, 03/01/35 (a)	13,527,603
4,433,945	2.495%, 04/01/35 (a)	4,677,954

		22,120,720

	Federal Home Loan Mortgage Corporation Gold - 0.45%
94,192	6.500%, 09/01/13	97,663
110,674	6.500%, 10/01/13	115,696
32,898	6.500%, 05/01/14	34,394
58,702	6.500%, 06/01/14	62,422
248,420	6.000%, 12/01/14	255,614
208,976	8.000%, 12/01/15	228,056
213,449	6.000%, 03/01/16	232,419
49,726	6.500%, 07/01/16	51,987
471,517	5.000%, 10/01/17	507,959
544,607	5.000%, 11/01/17	583,245
319,338	5.500%, 01/01/20	350,098
13,676	4.500%, 07/01/23	14,588

		2,534,141

	Federal National Mortgage Association - 6.93%
25,460	4.994%, 10/01/13 (a)	26,087
166,028	8.500%, 04/01/16	183,261
104,406	4.077%, 07/01/17 (a)	109,772
77,739	1.794%, 11/01/17 (a)	78,378
140,075	2.173%, 11/01/17 (a)	141,687
77,566	2.423%, 11/01/17 (a)	78,819
201,766	2.130%, 03/01/18 (a)	203,802
2,182,767	2.800%, 03/01/18	2,235,874
4,578,840	3.620%, 03/01/18	4,925,087
44,489	2.014%, 05/01/18 (a)	45,208
950,000	3.840%, 05/01/18	1,031,258
77,646	2.208%, 06/01/18 (a)	77,931
1,217,073	2.760%, 10/01/18 (a)	1,244,048
43,582	2.900%, 02/01/19 (a)	44,777
62,192	1.995%, 05/01/19 (a)	63,114
134,474	6.864%, 12/01/19 (a)	143,781
192,707	1.923%, 01/01/20 (a)	193,956

See accompanying notes to financial statements.

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Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2011

Par Value		Value

	Federal National Mortgage Association - (continued)
$24,656	5.000%, 01/01/20	$26,716
102,067	2.073%, 05/01/20 (a)	104,752
323,577	5.708%, 05/01/20 (a)	345,419
1,093,205	3.416%, 10/01/20	1,127,642
1,589,842	3.375%, 11/01/20	1,634,550
894,616	3.632%, 12/01/20	934,500
556,196	6.535%, 02/01/22 (a)	593,826
66,259	4.567%, 01/01/23 (a)	68,844
189,652	3.137%, 03/01/24 (a)	194,501
34,596	2.985%, 04/01/25 (a)	36,475
232,457	5.702%, 10/01/25 (a)	248,148
545,507	3.343%, 02/01/27 (a)	576,577
192,136	2.049%, 07/01/27 (a)	196,386
275,434	2.685%, 07/01/27 (a)	282,865
309,577	4.678%, 01/01/29 (a)	336,664
80,798	4.655%, 02/01/29 (a)	87,868
5,064,697	3.113%, 08/01/29 (a)	5,203,702
103,153	2.263%, 07/01/31 (a)	108,504
97,861	2.380%, 07/01/32 (a)	102,810
67,423	2.505%, 07/01/32 (a)	70,619
305,803	2.876%, 09/01/32 (a)	324,717
697,280	2.417%, 01/01/33 (a)	728,382
135,591	2.452%, 06/01/33 (a)	142,862
1,992,025	4.611%, 08/01/33 (a)	2,166,327
1,012,283	2.323%, 04/01/34 (a)	1,064,318
563,601	2.610%, 07/01/34 (a)	587,423
750,499	2.610%, 08/01/34 (a)	782,323
2,683,262	2.446%, 06/01/35 (a)	2,824,542
2,973,134	2.591%, 04/01/37 (a)	3,109,221
1,995,695	4.624%, 07/01/37 (a)	2,111,174
429,111	6.589%, 09/01/37 (a)	467,194
556,273	6.500%, 11/01/37	621,796
964,324	2.610%, 08/01/44 (a)	1,005,528

		39,044,015

	Government National Mortgage Association - 0.83%
88,588	7.000%, 04/15/26	103,120
472,966	2.250%, 04/20/34 (a)	499,398
2,147,825	1.750%, 06/20/34 (a)	2,215,808
1,800,617	2.625%, 08/20/34 (a)	1,856,517

		4,674,843

	Total Mortgage-Backed Obligations	68,373,719

	(Cost $66,531,777)

AGENCY DEBENTURES - 27.68%
	Federal Home Loan Bank
55,500,000	0.216%, 10/13/11 (a)	55,496,682
	Federal Home Loan Mortgage Corp
26,000,000	0.142%, 06/03/13 (a)	25,965,992
	Federal Home Loan Mortgage Corp
16,500,000	0.160%, 06/17/13 (a)	16,483,418
	Federal Home Loan Mortgage Corp
11,100,000	1.000%, 07/30/14	11,254,534
	Federal National Mortgage Association
33,900,000	0.202%, 05/17/13 (a)	33,864,710
	Federal National Mortgage Association
6,000,000	2.350%, 09/23/16	6,006,906
	Small Business Administration
116,054	1.075%, 03/25/14 (a)	115,939

Par Value		Value

	Sri Lanka Government Aid Bond
$6,750,000	0.626%, 11/01/24 (a) (e)	$6,682,500

	Total Agency Debentures	155,870,681

	(Cost $155,819,511)

U.S. TREASURY OBLIGATIONS - 33.58%
	United States Treasury Bills - 18.68%
21,300,000	0.000%, 10/20/11	21,299,558
20,000,000	0.000%, 11/25/11	19,998,820
22,200,000	0.000%, 03/08/12	22,196,848
41,700,000	0.000%, 06/28/12	41,673,187

		105,168,413

	United States Treasury Notes & Bonds - 14.90%
42,600,000	1.000%, 12/31/11	42,733,125
24,800,000	0.875%, 02/29/12	24,899,696
16,200,000	1.000%, 03/31/12	16,286,670

		83,919,491

	Total U.S. Treasury Obligations	189,087,904

	(Cost $188,944,865)

U.S. GOVERNMENT-BACKED OBLIGATIONS - 3.06%
	FDIC Structured Sale Guaranteed Notes
2,500,000	Series 2010-L1A, Zero coupon, 10/25/11 (f)	2,498,376
	FDIC Structured Sale Guaranteed Notes
3,313,029	Series 2010-S1, Class 1A, 0.737%, 02/25/48 (a)	3,308,669
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
2,500,000	Series K011, Class A2, 4.084%, 11/25/20	2,689,818
	Federal Home Loan Mortgage Corp, Multifamily Structured Pass Through Certificates
1,700,000	Series K703, Class A2, 2.699%, 05/25/18 (a)	1,727,891
	National Credit Union Administration Guaranteed Notes
7,000,000	Series 2011-A1 0.227%, 06/12/13 (a)	6,988,746

	Total U.S. Government-Backed Obligations	17,213,500

	(Cost $17,046,265)

REPURCHASE AGREEMENT - 18.52%
104,300,000	Merrill Lynch, 0.030%, Dated 08/31/11, matures 09/01/11, repurchase price $104,300,087 (collateralized by a U.S. Treasury Note with an interest rate of 0.750% due 06/15/14, total market value $106,386,058)	104,300,000

	Total Repurchase Agreement	104,300,000

	(Cost $104,300,000)
	Total Investments - 99.24%	558,855,156

	(Cost $556,466,469) (g)
	Net Other Assets and Liabilities - 0.76%	4,298,227

	Net Assets - 100.00%	$563,153,383

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2011

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2011. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	The security has Support collateral.

(d)	This security has Sequential collateral.

(e)	Security has been valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Trust. As of August 31, 2011, this security amounted to $6,682,500 or 1.2% of net assets.

(f)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and backed by the full faith and credit of the United States Government. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $2,498,376, which represents approximately 0.4% of net assets as of August 31, 2011.

(g)	Cost for U.S. federal income tax purposes is $556,708,714. As of August 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,427,584 and the aggregate gross unrealized depreciation for all securities in which was an excess of tax cost over value was $281,142.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments – August 31, 2011

Par Value		Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.54%

	Federal Home Loan Mortgage Corporation - 0.70%
$3,100,000	Series K011, Class A2 4.084%, 11/25/20 (a) (c)	$3,335,374

	Federal Home Loan Mortgage Corporation REMIC - 1.03%
312,468	Series 1448, Class F 1.650%, 12/15/22 (a) (c)	320,416
569,841	Series 1980, Class Z 7.000%, 07/15/27 (c)	654,393
3,234,996	Series 2236, Class Z 8.500%, 06/15/30 (c)	3,954,551

		4,929,360

	Federal National Mortgage Association REMIC - 1.09%
194,425	Series 2001-42, Class HG 10.000%, 09/25/16	218,243
114,911	Series 1988-12, Class A 4.027%, 02/25/18 (a)	121,821
657,520	Series G92-44, Class Z 8.000%, 07/25/22	733,373
3,955,712	Series 2010-103, Class MA 4.000%, 03/25/30 (b)	4,124,144

		5,197,581

	National Credit Union Administration - 1.80%
1,495,183	Series 2011-R2, Class 1A 0.601%, 02/06/20 (a)	1,493,197
1,777,283	Series 2011-R4, Class 1A 0.581%, 03/06/20 (a)	1,775,756
1,746,258	Series 2011-R3, Class 1A 0.606%, 03/11/20 (a)	1,745,303
1,790,029	Series 2011-R5, Class 1A 0.581%, 04/06/20 (a)	1,788,980
1,790,660	Series 2011-R6, Class 1A 0.581%, 05/07/20 (a)	1,790,171

		8,593,407

	Private - 1.92%
	Adjustable Rate Mortgage Trust
813,622	Series 2004-4, Class 1A1 2.643%, 03/25/35 (a)	634,782
	Banc of America Mortgage Securities
104,247	Series 2004-D, Class 1A1 2.748%, 05/25/34 (a)	88,968
	Countrywide Home Loans
31,494	Series 2003-37, Class 1A1 2.866%, 08/25/33 (a)	23,924
	Indymac Index Mortgage Loan Trust
539,176	Series 2004-AR4, Class 1A 2.617%, 08/25/34 (a) (c)	370,778
	Merrill Lynch Mortgage Investors, Inc.
77,596	Series 2003-A4, Class 1A 2.589%, 07/25/33 (a)	67,419
	Salomon Brothers Mortgage Securities VII, Inc.
62,963	Series 1994-20, Class A 2.727%, 12/25/24 (a)	58,301

Par Value		Value

	Private - (continued)
	Structured Adjustable Rate Mortgage Loan
$126,463	Series 2004-2, Class 2A 2.649%, 03/25/34 (a)	$101,723
272,274	Series 2004-5, Class 1A 2.687%, 05/25/34 (a) (c)	228,320
	Structured Asset Securities Corp.
1,016,769	Series 2003-34A, Class 3A3 2.558%, 11/25/33 (a)	894,436
	Washington Mutual Mortgage Pass-Through Certificates
526,445	Series 2003-AR6, Class A1 2.572%, 06/25/33 (a)	489,142
3,387,459	Series 2005-AR12, Class 1A8 2.676%, 10/25/35 (a)	2,699,747
	Wells Fargo Mortgage Backed Securities Trust
4,000,314	Series 2005-AR4, Class 2A2 2.744%, 04/25/35 (a)	3,505,126

		9,162,666

	Total Collateralized Mortgage Obligations	31,218,388

	(Cost $32,347,344)

MORTGAGE-BACKED OBLIGATIONS - 19.89%

	Federal Home Loan Mortgage Corporation - 2.30%
1,040,088	2.520%, 01/01/34 (a)	1,093,267
250,187	2.741%, 11/01/34 (a)	262,973
5,500,337	2.495%, 04/01/35 (a)	5,803,032
2,120,537	2.491%, 08/01/35 (a)	2,229,213
1,526,589	2.532%, 05/01/36 (a)	1,602,154

		10,990,639

	Federal Home Loan Mortgage Corporation Gold - 4.35%
1,062	7.000%, 03/01/12	1,082
20,989	7.000%, 12/01/12	21,010
6,645	8.000%, 07/01/14	6,721
2,305,954	4.500%, 03/01/15	2,382,471
3,669	7.000%, 03/01/15	3,910
31,460	8.000%, 09/01/17	35,506
497,712	5.000%, 10/01/17	536,178
574,863	5.000%, 11/01/17	615,647
447,414	8.000%, 11/01/17	506,671
425,461	5.500%, 03/01/18	461,144
190,882	5.500%, 04/01/18	206,891
264,590	6.500%, 05/01/18	296,643
30,634	6.000%, 10/01/18	33,432
9,141	6.000%, 11/01/18	9,975
1,715,950	5.500%, 02/01/19	1,865,993
338,123	5.500%, 01/01/20	370,692
5,932,138	5.000%, 04/01/20	6,423,120
6,597,279	3.500%, 08/01/20	6,997,488

		20,774,574

	Federal National Mortgage Association - 13.04%
83,148	6.000%, 01/01/12	84,263
18,280	6.000%, 04/01/12	18,601
76,752	6.000%, 05/01/12	78,255
152,878	6.000%, 06/01/12	156,173
5,449	7.500%, 07/01/12	5,469

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2011

Par Value		Value

	Federal National Mortgage Association - (continued)
$178,179	6.000%, 09/01/12	$182,698
504,258	5.500%, 01/01/13	517,554
1,053	8.000%, 01/01/13	1,068
7,141	6.000%, 02/01/18	7,772
1,289,817	2.800%, 03/01/18	1,321,198
950,000	3.840%, 05/01/18	1,031,258
1,492,046	5.500%, 05/01/18	1,622,600
78,360	6.000%, 05/01/18	85,282
524,426	5.500%, 06/01/18	570,313
4,897	6.000%, 08/01/18	5,329
5,046	6.000%, 09/01/18	5,491
401,437	5.500%, 10/01/18	436,583
542,495	5.500%, 11/01/18	589,963
435,190	6.000%, 11/01/18	473,634
36,342	5.500%, 12/01/18	39,546
795,242	6.000%, 12/01/18	865,490
656,984	6.000%, 01/01/19	715,020
3,250,000	3.334%, 01/25/19 (c)	3,493,296
9,566	6.000%, 02/01/19	10,411
213,578	6.000%, 04/01/19	232,445
52,471	6.000%, 05/01/19	57,106
795,058	3.416%, 10/01/20	820,104
1,093,016	3.375%, 11/01/20	1,123,753
596,411	3.632%, 12/01/20	623,000
1,591,848	4.301%, 01/01/21	1,733,454
113,553	6.000%, 10/01/23	126,856
397,893	7.000%, 08/01/28	454,608
789,032	7.000%, 11/01/28	906,856
63,272	7.000%, 02/01/32	71,828
146,955	6.051%, 05/01/32 (a)	156,897
215,792	7.000%, 05/01/32	249,020
314,042	2.876%, 09/01/32 (a)	333,465
155,568	7.000%, 09/01/32	178,089
1,649,771	2.423%, 07/01/33 (a)	1,739,322
901,916	2.658%, 11/01/33 (a)	946,758
1,938,774	2.465%, 12/01/33 (a)	2,035,636
617,734	2.627%, 03/01/34 (a)	642,779
842,688	2.307%, 04/01/34 (a)	882,012
340,011	2.401%, 08/01/34 (a)	354,407
1,692,311	2.027%, 10/01/34 (a)	1,774,297
564,984	2.717%, 10/01/34 (a)	587,969
5,243,147	1.943%, 01/01/35 (a)	5,473,470
4,985,122	2.022%, 01/01/35 (a)	5,188,600
541,237	2.375%, 03/01/35 (a)	568,577
2,061,632	2.595%, 04/01/35 (a)	2,147,818
1,366,817	2.184%, 05/01/35 (a)	1,423,415
861,861	2.275%, 05/01/35 (a)	895,745
1,438,205	2.562%, 05/01/35 (a)	1,517,246
809,751	1.900%, 06/01/35 (a)	831,311
2,951,588	2.446%, 06/01/35 (a)	3,106,997
1,528,171	1.906%, 08/01/35 (a)	1,574,956
2,249,876	2.500%, 08/01/35 (a)	2,359,308
3,063,515	2.711%, 09/01/35 (a)	3,253,431
1,372,881	3.424%, 09/01/35 (a)	1,464,053
583,733	2.361%, 10/01/35 (a)	608,650
1,894,700	2.487%, 03/01/36 (a)	1,994,788
1,415,493	2.775%, 04/01/36 (a)	1,470,860

		62,227,153

Par Value		Value

	Government National Mortgage Association - 0.20%
$180	8.500%, 09/15/11	$180
165	8.500%, 03/15/12	167
920,001	1.750%, 12/20/34 (a)	948,853

		949,200

	Total Mortgage-Backed Obligations	94,941,566

	(Cost $91,790,800)

AGENCY DEBENTURES - 10.71%
	Federal Home Loan Bank - 3.28%
2,700,000	1.750%, 08/22/12	2,739,220
2,900,000	2.000%, 09/14/12	2,952,078
9,800,000	1.750%, 12/14/12	9,978,027

		15,669,325

	Federal Home Loan Mortgage Corporation - 4.69%
5,000,000	4.580%, 11/19/13	5,469,090
6,900,000	1.375%, 02/25/14	7,056,140
9,700,000	1.000%, 07/30/14	9,835,043

		22,360,273

	Federal National Mortgage Association - 2.74%
12,000,000	4.625%, 10/15/13	13,071,660

	Total Agency Debentures	51,101,258

	(Cost $50,462,360)

U.S. TREASURY OBLIGATIONS - 58.76%
	United States Treasury Notes & Bonds - 58.76%
4,500,000	1.375%, 10/15/12	4,561,875
48,100,000	0.375%, 10/31/12	48,222,126
19,100,000	0.625%, 01/31/13	19,223,100
24,400,000	0.750%, 03/31/13	24,618,380
78,600,000	0.625%, 04/30/13	79,180,068
76,500,000	0.375%, 07/31/13	76,765,991
6,700,000	0.625%, 07/15/14	6,761,238
18,800,000	0.500%, 08/15/14	18,901,332
2,200,000	1.500%, 07/31/16	2,261,182

		280,495,292

	Total U.S. Treasury Obligations	280,495,292

	(Cost $278,798,870)

U.S. GOVERNMENT-BACKED OBLIGATIONS - 3.66%
	Federal Home Loan Mortgage Corp MultiFamily Structured Pass Thru Certificates
1,500,000	Series K703, Class A2 2.699%, 05/25/18	1,524,609
	National Credit Union Administration
3,100,000	0.227%, 06/12/13 (a)	3,095,016
	National Credit Union Administration
3,300,000	3.000%, 06/12/19	3,388,198
	Private Export Funding Corp
9,000,000	3.550%, 04/15/13	9,456,102

	Total U.S. Government-Backed Obligations	17,463,925

	(Cost $17,162,314)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2011

Par Value		Value

REPURCHASE AGREEMENT - 0.25%
$1,200,000	UBS, 0.050%, Dated 08/31/11, matures 09/01/11, repurchase price $1,200,002 (collateralized by a U.S. Treasury Bill with an interest rate of 0.000% due 11/25/11, total market value $1,224,063)	$1,200,000

	Total Repurchase Agreement	1,200,000

	(Cost $1,200,000)
	Total Investments - 99.81%	476,420,429

	(Cost $471,761,688) (d)
	Net Other Assets and Liabilities - 0.19%	887,687

	Net Assets - 100.00%	$477,308,116

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2011. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(b)	The security has PAC (Planned Amortization Class) collateral.
(c)	This security has Sequential collateral.
(d)	Cost for U.S. federal income tax purposes is $471,537,473. As of August 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,590,082 and the aggregate gross unrealized depreciation for all securities in which was an excess of tax cost over value was $1,707,126.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Assets and Liabilities

August 31, 2011

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

ASSETS:

INVESTMENTS:
Investments and repurchase agreements at cost	$174,614,558	$556,466,469	$471,761,688

Investments at value	$84,614,558	$454,555,156	$475,220,429
Repurchase agreements at value	90,000,000	104,300,000	1,200,000

Total investments and repurchase agreements at value	174,614,558	558,855,156	476,420,429

Cash	6,562,426	525,777	560,590

RECEIVABLES:
Interest	61,094	532,814	1,240,055
Investment securities sold	—	247,824	30,580,684
Portfolio units sold	845	5,000,000	—
Other assets	12,761	25,646	27,789

Total Assets	181,251,684	565,187,217	508,829,547

LIABILITIES:

PAYABLES:
Dividends	952	133,144	268,542
Investment securities purchased	—	1,718,609	31,081,384
Advisory fees	7,603	73,396	66,445
Administration fees	—	23,825	21,569
Accrued expenses	39,666	84,860	83,491

Total Liabilities	48,221	2,033,834	31,521,431

NET ASSETS	$181,203,463	$563,153,383	$477,308,116

NET ASSETS CONSIST OF:
Paid-in capital	$181,204,415	$602,988,627	$489,119,931
Accumulated undistributed (distributions in excess of) net investment income	(952)	(226,610)	(44,327)
Accumulated net realized loss on investment transactions	—	(41,997,321)	(16,426,229)
Net unrealized appreciation on investments	—	2,388,687	4,658,741

TOTAL NET ASSETS	$181,203,463	$563,153,383	$477,308,116

Total units outstanding, $0.001 par value (unlimited number of units authorized)	181,252,366	58,534,616	48,772,386

Net asset value, offering and redemption price per unit (net assets/units outstanding)	$1.00	$9.62	$9.79

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Operations

For the Year Ended August 31, 2011

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

INVESTMENT INCOME:
Interest	$403,678	$3,471,055	$6,161,137

EXPENSES:
Advisory fees	366,956	679,861	698,940
Administration fees	183,478	216,537	222,321
Legal fees	56,065	119,927	129,515
Audit and tax fees	21,246	34,577	34,577
Custody fees	18,746	29,496	36,414
Accounting fees	46,693	136,616	138,930
Compliance fees	22,526	51,618	53,643
Trustees’ fees	46,454	91,101	94,569
Printing fees	15,505	22,553	24,629
Transfer agent fees	59,316	56,790	53,956
Registration fees	4,468	4,018	4,425
Other expenses	68,799	105,632	103,500

Total operating expenses	910,252	1,548,726	1,595,419

Trustees’ fees waived	(8,663)	—	—
Advisory fees waived	(252,037)	—	—
Administration fees waived	(125,073)	—	—
Expenses reimbursed by administrator	(169,648)	—	—
Compliance fees waived	(5,000)	—	—
Legal fees waived	(17,921)	—	—

Total expense reductions	(578,342)	—	—

Net operating expenses	331,910	1,548,726	1,595,419

Net Investment Income	71,768	1,922,329	4,565,718

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net Realized Gain on Investment Transactions	8,294	43,008	2,099,790
Net Change in Unrealized Appreciation of Investments	—	1,111,326	41,431

Net Realized and Unrealized Gain on Investments	8,294	1,154,334	2,141,221

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:	$80,062	$3,076,663	$6,706,939

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Money Market Portfolio		Ultra-Short Duration Government Portfolio
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Investment Activities:
Operations:
Net investment income	$71,768	$575,773	$1,922,329	$4,133,563
Net realized gain (loss) on investment transactions	8,294	(127,171)	43,008	562,390
Net change in unrealized appreciation (depreciation) of investments	—	—	1,111,326	(456,605)

Net increase in net assets resulting from operations	80,062	448,602	3,076,663	4,239,348

Distributions to Unitholders:
From net investment income	(76,322)	(606,773)	(2,220,392)	(4,562,052)
From tax return of capital	(21,037)	—	—	—
From Unit Transactions:
Proceeds from sale of units	1,114,564,762	3,290,089,400	369,522,335	263,433,000
Reinvestment of dividends and distributions	67,452	261,494	443,126	948,610
Cost of units repurchased	(1,173,259,537)	(3,995,341,344)	(156,478,806)	(277,889,134)

Net increase (decrease) in net assets resulting from unit transactions	(58,627,323)	(704,990,450)	213,486,655	(13,507,524)

Net change in net assets	(58,644,620)	(705,148,621)	214,342,926	(13,830,228)
Net Assets:
Beginning of year	239,848,083	944,996,704	348,810,457	362,640,685
End of year	$181,203,463	$239,848,083	$563,153,383	$348,810,457

Accumulated Undistributed (Distributions in excess of) Net Investment Income	$(952)	$95,893	$(226,610)	$(276,872)

Other Information:
Summary of Unit Transactions:
Units sold	1,114,564,755	3,290,089,400	38,466,342	27,444,134
Reinvestment of dividends and distribution	67,452	261,494	46,129	98,790
Units repurchased	(1,173,259,541)	(3,995,341,344)	(16,281,918)	(28,962,283)

Net increase (decrease) in units outstanding	(58,627,334)	(704,990,450)	22,230,553	(1,419,359)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Short Duration Portfolio
	Year Ended August 31, 2011	Year Ended August 31, 2010

Investment Activities:
Operations:
Net investment income	$4,565,718	$6,417,586
Net realized gain on investment transactions	2,099,790	3,310,651
Net change in unrealized appreciation of investments	41,431	3,474,030

Net increase in net assets resulting from operations	6,706,939	13,202,267

Distributions to Unitholders:
From net investment income	(5,110,269)	(6,413,271)
From tax return of capital	—	(48,450)
From Unit Transactions:
Proceeds from sale of units	315,320,845	131,969,915
Reinvestment of dividends and distributions	1,129,342	1,018,300
Cost of units repurchased	(179,877,219)	(186,834,707)

Net increase (decrease) in net assets resulting from unit transactions	136,572,968	(53,846,492)

Net change in net assets	138,169,638	(47,105,946)
Net Assets:
Beginning of year	339,138,478	386,244,424
End of year	$477,308,116	$339,138,478

Accumulated Undistributed (Distributions in excess of) Net Investment Income	$(44,327)	$26,397

Other Information:
Summary of Unit Transactions:
Units sold	32,349,901	13,610,585
Reinvestment of dividends and distribution	115,753	105,086
Units repurchased	(18,444,161)	(19,295,216)

Net increase (decrease) in units outstanding	14,021,493	(5,579,545)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

	Money Market Portfolio

	Years Ended August 31,
	2011	2010	2009		2008	2007
Net Asset Value,
Beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00

Income from Investment Operations:
Net investment income(a)	0.00 (b)	0.00 (b)	0.01		0.03	0.05

Total income from investment operations	0.00	0.00	0.01		0.03	0.05

Less Distributions from:
Investment income	0.00 (b)	0.00 (b)	(0.01)		(0.03)	(0.05)
Return of capital	0.00 (b)	—	—		—	—

Total Distributions	0.00	0.00	(0.01)		(0.03)	(0.05)

Net Asset Value,
End of year	$1.00	$1.00	$1.00		$1.00	$1.00

Total Return(c)	0.05%	0.11%	0.63%		3.36%	5.33%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$181,203	$239,848	$944,997		$823,406	$417,772
Ratios to average net assets:
Expenses net of waivers and reimbursements	0.18%	0.20%	0.20	%(d)	0.19%	0.14%
Expenses before waivers and reimbursements	0.50%	0.40%	0.36%		0.37%	0.34%
Net investment income (net of waivers and reimbursements)	0.04%	0.11%	0.52%		2.93%	5.20%
Net investment income (before waivers and reimbursements)	(0.28)%	(0.08)%	0.36%		2.75%	5.00%

(a)	Calculated based on average units outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	The Money Market Portfolio’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds represented an expense of 0.02% for the year ended August 31, 2009.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Government Portfolio

	Years Ended August 31,
	2011	2010	2009	2008	2007
Net Asset Value,
Beginning of year	$9.61	$9.61	$9.45	$9.45	$9.43

Income from Investment Operations:
Net investment income(a)(b)	0.04	0.09	0.19	0.34	0.43
Net realized and unrealized gain on investment transactions	0.02	0.02	0.17	0.05	0.06

Total income from investment operations	0.06	0.11	0.36	0.39	0.49

Less Distributions from:
Investment income(b)	(0.05)	(0.11)	(0.20)	(0.38)	(0.47)
Return of capital	—	—	—	(0.01)	—

Total Distributions	(0.05)	(0.11)	(0.20)	(0.39)	(0.47)

Net Asset Value,
End of year	$9.62	$9.61	$9.61	$9.45	$9.45

Total Return(c)	0.64%	1.11%	3.85%	4.17%	5.35%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$563,153	$348,810	$362,641	$336,303	$283,337
Ratios to average net assets:
Expenses net of waivers and reimbursements	0.36%	0.35%	0.35%	0.38%	0.35%
Expenses before waivers and reimbursements	0.36%	0.35%	0.35%	0.41%	0.39%
Net investment income (net of waivers and reimbursements)	0.44%	0.99%	1.96%	3.54%	4.54%
Net investment income (before waivers and reimbursements)	0.44%	0.99%	1.96%	3.51%	4.50%
Portfolio Turnover Rate(d)	193%	237%	179%	162%	107%

(a)	Calculated based on average units outstanding.
(b)	Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. There were no mortgage dollar roll transactions for the years ended August 31, 2008, 2009, 2010 and 2011.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio

	Years Ended August 31,
	2011	2010	2009	2008		2007
Net Asset Value,
Beginning of year	$9.76	$9.58	$9.44	$9.50		$9.51

Income from Investment Operations:
Net investment income(a)(b)	0.10	0.19	0.27	0.37		0.41
Net realized and unrealized gain (loss) on investment transactions	0.04	0.18	0.16	(0.01)		0.03

Total income from investment operations	0.14	0.37	0.43	0.36		0.44

Less Distributions from:
Investment income(b)	(0.11)	(0.19)	(0.29)	(0.42)		(0.45)
Return of capital	—	0.00 (c)	—	—		—

Total Distributions	(0.11)	(0.19)	(0.29)	(0.42)		(0.45)

Net Asset Value,
End of year	$9.79	$9.76	$9.58	$9.44		$9.50

Total Return(d)	1.49%	3.86%	4.60%	3.83%		4.77%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$477,308	$339,138	$386,244	$372,293		$431,246
Ratios to average net assets:
Expenses	0.36%	0.35%	0.34%	0.39	%(e)	0.32%
Net investment income	1.03%	1.91%	2.87%	3.88	%(e)	4.31%
Portfolio Turnover Rate(f)	283%	280%	293%	241%		122%

(a)	Calculated based on average units outstanding.
(b)	Net investment income per unit differs from Distributions to Unitholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(e)	Custody credits earned in the year ended August 31, 2008 had no effect on ratios.
(f)	There was no effect to the portfolio turnover rate due to mortgage dollar roll transactions for the year ended August 31, 2007. There were no mortgage dollar roll transactions for the years ended August 31, 2008, 2009, 2010 and 2011.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2011

Note 1. Organization

Trust for Credit Unions (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, “the Portfolios” or individually a “Portfolio”). Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Ultra-Short Duration Government and Short Duration Portfolios seek to achieve a high level of current income, consistent with low volatility of principal and relatively low volatility of principal, respectively, by investing in obligations authorized under the Federal Credit Union Act.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation

For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1	–	quoted prices in active markets for identical securities

Level 2	–	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and Level 2 assets and liabilities, if any, on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. For the year ended August 31, 2011, there were no transfers between Level 1 and Level 2 for the Portfolios.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio’s net assets as of August 31, 2011 is as follows:

	Money Market Portfolio
	Total Market Value at 8/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Investments*	$174,614,558	$—	$174,614,558	$—

*	Please refer to Schedule of Investments for security type breakout.

	Ultra-Short Duration Government Portfolio
	Total Market Value at 8/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Asset-Backed Securities	$1,587,241	$—	$1,587,241	$—
Collateralized Mortgage Obligations	22,422,111	—	22,422,111	—
Mortgage-Backed Obligations	68,373,719	—	68,373,719	—
Agency Debentures	155,870,681	—	149,188,181	6,682,500
U.S. Treasury Obligations	189,087,904	—	189,087,904	—
U.S. Government- Backed Obligations	17,213,500	—	17,213,500	—
Repurchase Agreement	104,300,000	—	104,300,000	—

	$558,855,156	$—	$552,172,656	$6,682,500

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2011 (continued)

	Short Duration Portfolio
	Total Market Value at 8/31/11	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Investments*	$476,420,429	$—	$476,420,429	$—

*	Please refer to Schedule of Investments for security type breakout.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of August 31, 2011:

Ultra-Short Duration Government Portfolio

Fair Value, beginning of period	$—
Transfers in (out) of Level 3	6,682,500
Gross purchases	—
Gross sales	—
Total net realized gains (losses)	—
Total change in unrealized appreciation (depreciation)	—

Fair Value, end of period	$6,682,500

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for Portfolio investments. As a result, for the year ended August 31, 2011, a net amount of $6,682,500 of the Ultra-Short Duration Government Portfolio’s investments was transferred from Level 2 to Level 3.

B. Security Transactions and Investment Income

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

C. Federal Taxes

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its unitholders. Accordingly, no federal tax provisions are required. Income distributions to unitholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards may reduce the requirement of future capital gain distributions.

The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules, which may differ from GAAP. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital. Refer to Note 6 for details on distributions.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to purchase. For the current year, net amortization is reducing ordinary income available for distribution.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D. Expenses

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period or in such other manner as the Board of Trustees deems fair or equitable depending upon the nature of the expenses.

The Portfolios pay compensation to the independent Trustees of the Trust in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Portfolios do not pay compensation to Trustees or officers of the Trust who are also officers of the Trust’s investment adviser or administrator.

E. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

F. When-Issued Securities

Consistent with National Credit Union Administration (“NCUA”) rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell securities in when-issued transactions. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2011 (continued)

due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. The Portfolios did not have when-issued transactions during the year ended August 31, 2011.

G. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. generally accepted accounting principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRSs. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Note 3. Agreements

A. Advisory Agreement

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Advisory Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee (“advisory fee”), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Asset Level	Contractual Rate
Money Market	up to $300 million	0.20%
	in excess of $300 million	0.15

Ultra-Short Duration
Government and	first $250 million	0.18
Short Duration(1)	next $250 million	0.16
	in excess of $500 million	0.14

(1)	Advisory fee rate is based on the aggregate average net assets of the Ultra-Short Duration Government and Short Duration Portfolios. Fees are charged on a pro rata basis between the Portfolios.

Effective April 6, 2011, GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.05% of average daily net assets through December 31, 2011. This voluntary limitation may be modified or eliminated by GSAM in the future at its discretion. Prior to April 6, 2011, GSAM voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. For the year ended August 31, 2011, GSAM waived advisory fees amounting to $252,037.

B. Administration Agreement

Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. (“CFS”) serves as a general partner to CUFSLP, which includes 37 major credit unions that are limited partners. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides additional administrative services pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to their respective Agreements, CUFSLP and BNY Mellon are entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	CUFSLP Fee	BNY Mellon Fee(1)
Money Market	0.10%	0.02%
Ultra-Short Duration Government	0.05	0.02
Short Duration	0.05	0.02

(1)	In addition, there is an annual base fee of $10,000 for the Money Market Portfolio and $50,000 for the Ultra-Short Duration Government and Short Duration Portfolios.

Effective April 8, 2011, CUFSLP has voluntarily agreed to waive its entire administration fee with respect to the Money Market Portfolio through December 31, 2011. This voluntary waiver may be modified or eliminated by CUFSLP in the future at its discretion. Prior to April 8, 2011 CUFSLP voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to annual percentage rates equal to 0.05% of the first $300 million, 0.04% of the next $700 million, 0.03% of the next $1 billion, and 0.02% over $2 billion of the Portfolio’s average daily net assets. For the year ended August 31, 2011, CUFSLP waived administration fees amounting to $125,073.

C. Other Agreements

CUFSLP has agreed contractually that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses) of the Money Market Portfolio exceed 0.20% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such expenses of the Money Market Portfolio. In addition, the Money Market Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2011, CUFSLP reimbursed Portfolio expenses amounting to $169,648.

CFS serves as exclusive distributor of units of the Portfolios. For the year ended August 31, 2011, CFS had not received any compensation for this service.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2011 (continued)

BNY Mellon serves as transfer agent of the Portfolios and receives a fee (“transfer agent fee”) from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

Effective April 11, 2011, the Board of Trustees of the Trust voluntarily agreed to waive 15% of its fees. The waived fees are allocated to the Money Market Portfolio through December 31, 2011. For the year ended August 31, 2011, the board waived Trustees’ fees amounting to $8,663.

Effective April 11, 2011, Drinker, Biddle & Reath, LLP (“DBR”), counsel to the Trust, and Nisen & Elliott, LLC, counsel to the independent Trustees of the Trust, voluntarily agreed to waive 15% of their legal fees. The waived fees are allocated to the Money Market Portfolio through December 31, 2011. For the year ended August 31, 2011, DBR and Nisen & Elliott, LLC waived legal fees amounting to $16,621 and $1,300, respectively.

Effective April 11, 2011, Vigilant Compliance Services voluntarily agreed to reduce its fee by 10%. The fee reduction is allocated to the Money Market Portfolio through December 31, 2011. For the year ended August 31, 2011, Vigilant Compliance Services waived compliance fees amounting to $5,000.

Note 4. Investment Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government and Short Duration Portfolios for the year ended August 31, 2011 were as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Purchases of U.S. Government and agency obligations	$538,413,503	$1,335,299,194
Purchases (excluding U.S. Government and agency obligations)	31,353,857	24,667,499
Sales or maturities of U.S. Government and agency obligations	546,019,291	1,205,949,557
Sales or maturities (excluding U.S. Government and agency obligations)	7,669,142	17,882,869

Note 5. Other Matters

Exemptive Order – Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Note 6. Tax Information

The tax character of distributions paid for the fiscal year ended August 31, 2011 was as follows:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:
Ordinary income	$76,322	$2,220,392	$5,110,269
Long Term Capital Gains	—	—	—
Capital	21,037	—	—

Total taxable distributions	$97,359	$2,220,392	$5,110,269

The tax character of distributions paid for the fiscal year ended August 31, 2010 was as follows:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:
Ordinary income	$606,773	$4,562,052	$6,413,271
Long Term Capital Gains	—	—	—
Capital	—	—	48,450

Total taxable distributions	$606,773	$4,562,052	$6,461,721

As of August 31, 2011, the components of accumulated earnings (losses) on a tax basis for the Money Market Portfolio, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Undistributed ordinary income—net	$—	$148,321	$—

Total undistributed earnings	$—	$148,321	$—

Capital loss carryforward(1)	—	(41,649,364)	(16,426,229)
Timing differences (dividends payable and post October losses)	(952)	(480,643)	(268,542)
Unrealized gains—net	—	2,146,442	4,882,956

Total accumulated losses—net	$(952)	$(39,835,244)	$(11,811,815)

(1)	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2011 (continued)

	Money Market Portfolio	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
2012	$—	$(17,328,413)	$—
2013	—	(18,747,166)	(1,204,208)
2014	—	(3,307,602)	(6,143,309)
2015	—	(1,903,494)	(5,253,669)
2016	—	(199,455)	—
2017	—	—	—
2018	—	—	(3,825,043)
2019	—	(163,234)	—

During the year ended August 31, 2011, the Short Duration Portfolio utilized $1,616,390 of capital loss carryforwards.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Portfolios, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, market discounts and market premiums.

Portfolio	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss
Money Market	$(26,586)	$(92,291)	$118,877
Ultra-Short Duration Government	—	348,325	(348,325)
Short Duration	(82,040)	473,827	(391,787)

Note 7. Credit and Concentration Risk

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.

The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal

National Mortgage Association and Federal Home Loan Mortgage Corp. or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government debt obligations from AAA to AA+. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. These actions initially have had an adverse effect on financial markets. It is possible that the downgrade of the U.S. Government’s credit rating may create broader financial turmoil and uncertainty, which would weigh heavily on the global financial system. The downgrade could, for example, disrupt money markets and long-term or short-term fixed income markets. These consequences could adversely affect returns on the Portfolios’ investments and their ability to continue to acquire targeted assets on attractive terms. It is not possible to precisely predict the longer-term impact of the downgrade on the financial markets and the participants therein.

Note 8. Subsequent Event

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Unitholders and Trustees of

Trust for Credit Unions:

We have audited the accompanying statements of assets and liabilities of the Trust for Credit Unions (the “Trust”), comprising respectively, the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, including the portfolios of investments as of August 31, 2011, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits. The statement of changes for the year ended August 31, 2010 and financial highlights for each of the three years in the period ended August 31, 2010 were audited by other auditors whose report dated October 26, 2010, expressed an unqualified opinion on those statements of changes and financial highlights. The financial highlights for the year ended August 31, 2007 were audited by other auditors whose report dated October 30, 2007 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio as of August 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 27, 2011

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited)

Tax Information

For the year ended August 31, 2011, the Portfolios had no long-term capital gain distributions.

Voting Results of Special Meeting of Unitholders

A Special Meeting of Unitholders of the Trust was held on August 19, 2011 (the “Meeting”) for the purpose of approving a new Second Amended and Restated Declaration of Trust of the Trust.

At the Meeting, unitholders of the Trust approved a Second Amended and Restated Declaration of Trust of the Trust. In approving the Second Amended and Restated Declaration of Trust, the unitholders voted as follows:

For	Against	Abstain	Broker Non-Votes
146,963,514.979	261,398.923	0	0

Expenses – Six Month Period Ended August 31, 2011

As a unitholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 through August 31, 2011.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a unitholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

	Money Market Portfolio				Ultra-Short Duration Government Portfolio				Short Duration Portfolio

	Beginning Account Value 3/1/11	Ending Account Value 8/31/11		Expenses Paid for the 6 months ended 8/31/11*	Beginning Account Value 3/1/11	Ending Account Value 8/31/11		Expenses Paid for the 6 months ended 8/31/11*	Beginning Account Value 3/1/11	Ending Account Value 8/31/11		Expenses Paid for the 6 months ended 8/31/11*
Actual	$1,000.00	$1,000.10		$0.81	$1,000.00	$1,004.40		$1.77	$1,000.00	$1,012.60		$1.83
Hypothetical 5% Return	1,000.00	1,024.40	+	0.82	1,000.00	1,023.44	+	1.79	1,000.00	1,023.39	+	1.84

*	Expenses are calculated using each Portfolio’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.16%, 0.35% and 0.36% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Statement Regarding Basis for Approval of Advisory Agreement

The Trustees oversee the management of Trust for Credit Unions (the “Trust”), and review the investment performance and expenses of the investment portfolios covered by this Report (the “Portfolios”) at quarterly meetings held during the Portfolios’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Portfolios.

The Advisory Agreement was most recently approved by the Trustees, all of whom are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on March 25, 2011 (the “Annual Contract Meeting”).

At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of the Investment Adviser’s services; (d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the Investment Adviser’s financial resources; (f) the terms of the Advisory Agreement; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (h) the Investment Adviser’s credit research process, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time.

In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.

In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge of the Investment Adviser’s services and the Portfolios resulting from their meetings and other interactions throughout the year with the Investment Adviser. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management services under the Advisory Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.

In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had substantial resources to provide services to the Trust; that the Investment Adviser’s services had been acceptable; and that the Investment Adviser had been responsive to requests made by the Trustees and to regulatory and industry changes.

Information on the Portfolios’ investment performance was provided for one, three, five and ten year periods. The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the performance of other unaffiliated mutual funds, the investment objectives and credit parameters applicable to the Portfolios and the current economic environment. The Trustees concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and such other unaffiliated mutual funds was acceptable.

The Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for other unaffiliated mutual funds. Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by a third-party consultant. The Trustees found the industry and peer group comparisons to be helpful in their deliberations.

The Trustees also reviewed analyses prepared by a third party consultant of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a five-year history of each Portfolio’s expenses.

In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their unitholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that the current investment advisory fee for the Money Market Portfolio had a breakpoint at the $300 million asset level (from 0.20% to 0.15%), although the Investment Adviser was currently waiving voluntarily its investment advisory fee to a lower level (0.07%). In addition, the Trustees noted that the aggregate investment advisory fee for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio had breakpoints at the $250 million and $500 million asset levels (from 0.18% to 0.16% and from 0.16% to 0.14%). The Trustees further noted that the Portfolios’ investment advisory fee rates and ordinary operating expense ratios were among the lowest in the mutual fund industry, which would appear to indicate that the Portfolios were sharing in economies of scale at their current asset levels.

The Trustees also considered the ancillary benefits derived by the Investment Adviser and its affiliates from the Portfolios. In addition, the Trustees reviewed the Investment Adviser’s methodologies used to allocate its costs in determining profitability, a description of revenue and expense components in the Investment Adviser’s profitability analysis, and a schedule showing the Investment Adviser’s revenues, expenses and pre-tax profits in managing the Portfolios.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

After reviewing the information regarding the Investment Adviser’s costs, profitability and economies of scale, and after considering the Investment Adviser’s services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustees and Officers (unaudited)1

Name, Age and Address[2]	Position(s) Held with Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee[5]

Independent Trustees:

James C. Barr Age: 75	Trustee	Since 1989	Licensed Realtor, Commonwealth of Virginia (2003-Present); Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Robert M. Coen Age: 72	Trustee	Since 1989	Professor Emeritus of Economics, Northwestern University (September 2007-present); Professor of Economics, Northwestern University (September 1975 to August 2007).	3	None

Rudolf J. Hanley Age: 68	Chairman and Trustee	Since 2003	President and Chief Executive Officer, SchoolsFirst Federal Credit Union (September 1982-Present).	3	None

Stanley C. Hollen Age: 61	Vice Chairman and Trustee	Since December 2007	President and Chief Executive Officer, Co-Op Financial Services (credit union-owned electronic funds transfer network and processor) (June 2005-Present); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002 to June 2005).	3	None

Gary Oakland Age: 58	Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-Present).	3	None

Eugene A. O’Rourke Age: 66	Trustee	Since December 2007	Managing Director, O’Rourke & Associates (executive search and human resources consulting firm) (2006-Present), Chief Executive Officer (1980-2006); Director, RSM McGladrey Consultants (accounting and consulting to credit unions) (1974-2010), Executive Managing Director (1980-2005).	3	None

Joe Peek Age: 62	Trustee	Since December 2007	Gatton Chair in International Banking and Financial Economics, University of Kentucky (2000-Present), Member, Board of Trustees, University of Kentucky (July 2010-Present); Joe Peek, Consulting (2002-Present).	3	None

Wendell A. Sebastian Age: 67	Trustee	Since 1989	Executive Director, National Credit Union Foundation (June 2010-Present); President and Chief Executive Officer, GTE Federal Credit Union (January 1998- December 2009).	3	None

[1]

The Portfolios’ Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-800-342-5828 or 1-800-237-5678.

[2]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
[3]

Each Trustee serves for an indefinite term until the next meeting of unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

[4]	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.
[5]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Trustee and Officers (unaudited) (continued)

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Officers of the Trust:

Charles W. Filson, 66 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President	Since 1998	Director and President, Callahan Financial Services, Inc. (“CFS”) (November 2001-Present); Treasurer, CFS (October 1987-Present).

Jonathan K. Jeffreys, 32 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Vice President	Since 2008	Vice President, CFS (June 2001-Present).

Jay E. Johnson, 43 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Treasurer	Since 2008	Executive Vice President, CFS (December 2001-Present).

Mary Jo Reilly, 62 Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996	Secretary	Since 2008	Partner, Drinker Biddle & Reath LLP (law firm) (1998-Present).

Colleen Cummings, 39 BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNC”)) 4400 Computer Drive Westborough, MA 01581	Assistant Treasurer	Since 2008	Vice President and Senior Director, Fund Accounting and Administration, BNY (formerly PNC) (January 2008-Present); Vice President and Director, PNC (2004-2007); Manager, PNC (1998-2004).

Peter V. Bonanno[2], 44 32 Old Slip New York, NY 10005	Assistant Secretary	Secretary, 2006-2008; Assistant Secretary, since 2008	Managing Director, Goldman Sachs (December 2006-Present); Vice President and Associate General Counsel, Goldman Sachs (2002- Present); Vice President and Assistant General Counsel, Goldman Sachs (1990-2002). Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Nigel Linssen, 37 BNY 760 Moore Road King of Prussia, PA 19406	Assistant Secretary	Since 2011	Vice President and Counsel, Regulatory Administration, BNY (February 2011-Present); Attorney, Montgomery, McCracken, Walker & Rhoads, LLP (2007-2009); Attorney, Corsell Law Group, Ltd. (2006-2007).

[1]

Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

[2]	Mr. Bonanno holds positions as an officer with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser and/or distributor.

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Trustees

Rudolf J. Hanley, Chairman

Stanley Hollen, Vice Chairman

James C. Barr

Robert M. Coen

Gary Oakland

Eugene A. O’Rourke

Joe Peek

Wendell A. Sebastian

Officers

Charles W. Filson, President

Jonathan K. Jeffreys, Vice President

Jay E. Johnson, Treasurer

Mary Jo Reilly, Secretary

Salvatore Faia, JD, CPA, Chief Compliance Officer

Administrator

Callahan Credit Union Financial Services Limited Liability Limited Partnership

Investment Adviser

Goldman Sachs Asset Management, L.P., an affiliate of Goldman, Sachs & Co.

Administrative & Fund Accounting Agent/Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Distributor

Callahan Financial Services, Inc.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Eugene A. O’Rourke is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4 – Principal Accountant Fees and Services for the Trust for Credit Unions*: Table 1 – Items 4(a) – 4(d).

	2011	2010	Description of Services Rendered

Audit Fees	$ 77,000	$ 92,400	Financial statement audits

Audit-Related Fees	$ 0	$ 0

Tax Fees	$ 12,000	$ 25,200	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns

All Other Fees	$ 0	$ 0

Table 2 — Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions’ service affiliates** that were pre-approved by the Trust for Credit Unions’ Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered

Audit-Related Fees	$ 0	$ 0

Tax Fees	$ 0	$ 0

All Other Fees	$ 0	$ 0

*

Tait Weller & Baker LLP served as the registrant’s principal accountant for the fiscal year ended August 31, 2011; Ernst & Young LLP served as the registrant’s principal accountant for the fiscal year ended August 31, 2010.

**

These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU’s Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust for Credit Unions’ service affiliates listed in Table 2 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,000 for the fiscal year ended August 31, 2011 and $25,200 for the fiscal year ended August 31, 2010.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to unitholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                              Trust for Credit Unions

By (Signature and Title)*	/s/ Charles W. Filson
Charles W. Filson, President
(principal executive officer)

Date     12/14/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Charles W. Filson
Charles W. Filson, President
(principal executive officer)

Date     12/14/12

By (Signature and Title)*	/s/ Jay Johnson
Jay Johnson, Treasurer
(principal financial officer)

Date     12/14/12

* Print the name and title of each signing officer under his or her signature.